C
                         AMERICAN CARD TECHNOLOGY, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


      COMMON STOCK                                           CUSIP 025040 10 6
PAR VALUE $.001 PER SHARE                                     SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES that






is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE OF $.001 PER SHARE, OF


American Card Technology, Inc., (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares of Common Stock represented hereby are issued subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent and Registrar), to all of which the holder by acceptance hereof asserts. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused its facsimile corporate seal and the facsimile signature of its duly authorized officers to be hereunto affixed.

Dated:




-------------------------                  ------------------------------------
         SECRETARY                                     PRESIDENT

                              |   AMERICAN CARD   |
                              |  TECHNOLOGY, INC  |
                              |     CORPORATE     |
                              |       SEAL        |
                              |   1994 DELAWARE   |


Countersigned and Registered:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                 (New York, NY)

By                     Transfer Agent and Registrar

                               Authorized Signature

                         AMERICAN CARD TECHNOLOGY, INC.

  IN THE EVENT THE CORPORATION IS AUTHORIZED TO ISSUED SHARES OF MORE THAN ONE CLASS OF STOCK OR SERIES, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER, WHO SO REQUESTS, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES AUTHORIZED TO BE ISSUED, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT AND REGISTRAR.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common       UNIF GIFT MIN ACT- _____Custodian________
TEN ENT  -- as tenants by the entireties                  (Cust)         (Minor)
JT TEN   -- as joint tenants with                  under Uniform Gifts to Minors
            right of survivorship and              Act__________________________
            not as tenants in common                           (State)


    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,___________________ hereby sell, assign and tranfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________





                     ___________________________________________________________
                     NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME NOW AS WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.